Exhibit 31.1

CERTIFICATION PURSUANT TO RULES 13a-14(a)/15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James B. Frakes certify that:

1.   I have reviewed this Amendment No. 1 on Form 10-K/A of Aethlon Medical, Inc.; and

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 15, 2024

/s/ JAMES B. FRAKES
JAMES B. FRAKES.
INTERIM CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
(Principal Executive and Financial Officer)